UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05642

American Income Fund, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

Annual Report

August 31, 2009

MRF

American Income
Fund

American Income Fund

Fund Objective

American Income Fund, Inc. (the "fund") is a closed-end investment fund that invests primarily in fixed-income securities, including, but not limited to, mortgage-backed securities, asset-backed securities, and high yield and investment grade corporate bonds. The fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The fund's investment objective is to achieve high monthly income consistent with prudent risk to capital. Its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the fund's investments.

Table of Contents

1	Explanation of Financial Statements

2	Shareholder Update

8	Fund Overview

12	Schedule of Investments

22	Statement of Assets and Liabilities

23	Statement of Operations

24	Statements of Changes in Net Assets

25	Statement of Cash Flows

26	Financial Highlights

27	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm

41	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Explanation of FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund's assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund's net asset value ("NAV") and market price per share. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund's shares trade. This price, which may be higher or lower than the fund's NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund's assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund's net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund's net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund's securities are internally valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund's NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund's holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

American Income Fund 2009 Annual Report

SHAREHOLDER UPDATE

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
AND PRINCIPAL RISKS OF THE FUND

There have been a number of changes to the fund's investment strategies since its inception in December 1988. In addition, a change in the fund's investment objective was approved by shareholders in 2001. Given the number of changes that have been implemented over the years, we felt that it would be helpful to provide a summary of the Fund's investment objective, principal investment strategies and principal risks in this year's annual report to shareholders.

Investment Objective

The fund has an objective of high monthly income consistent with prudent risk to capital.

Principal Investment Strategies

The fund invests primarily in debt securities including, but not limited to:

•  U.S. government securities. These are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

•  Residential and commercial mortgage-backed securities. The fund may invest in mortgage-backed securities issued by U.S. government agencies and in privately issued mortgage-backed securities. The fund's investments in mortgage-backed securities may include collateralized mortgage obligations, or CMOs, which are debt obligations typically issued by a private special purpose entity and collateralized by residential or commercial loans or by mortgage pass-through securities.

•  Asset-backed securities. These securities generally are issued by special purpose entities and are secured by receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables.

•  Corporate debt obligations. The fund may invest in domestic corporate debt obligations. The fund may also invest in dollar denominated foreign corporate debt obligations, including obligations of corporations located in emerging market countries. The fund's investments in corporate debt obligations may include collateralized debt obligations, or CDOs, which are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities or corporate loans.

•  Municipal obligations. These include debt obligations issued by states and their local and special-purpose subdivisions.

•  Convertible securities. The fund may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks.

•  Dollar denominated debt obligations of foreign governments. Such investments may include obligations of governmental issuers that are located in emerging market countries.

American Income Fund 2009 Annual Report

The fund also may invest in preferred stock, which has characteristics of both common stock and debt. Preferred stock is capital stock of a company, which provides a specific dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation but is subordinate to the company's debt obligations. Prices of preferred stock generally are more influenced by interest rates than the stock market, decreasing as interest rates rise and increasing as interest rates fall.

The fund invests at least 65% of its total assets in securities that are rated investment grade at the time of purchase or are unrated and of comparable quality as determined by the fund's advisor. Up to 35% of the fund's total assets may be invested in securities that, at the time of purchase, are rated lower than investment grade or of comparable quality. These non-investment-grade securities are commonly referred to as "high yield" or "junk" bonds.

The fund may utilize derivatives, including options; futures contracts; options on futures contracts; interest rate caps, collars and floors; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on securities exchanges, boards or trade or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market.

To generate additional income, the fund may enter into dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may enter into repurchase agreements pursuant to which the fund acquires securities from a third party with the agreement that, after a stated period of time, the third party will buy back the same securities at a predetermined price or yield.

The fund may borrow funds or issue senior securities in amounts not exceeding 33-1/3% of its total assets. This includes borrowing through the use of reverse repurchase agreements.

Principal Risks

The principal investment strategies used in managing the fund involve a number of risks, including those described below:

Active Management Risk. The fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective.

American Income Fund 2009 Annual Report

SHAREHOLDER UPDATE

Call Risk. The fund is subject to the risk that debt securities in its portfolio may be redeemed or "called" at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The fund is subject to the possibility that during periods of falling interest rates, bond issuers will call their higher-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk. The fund is subject to the risk that the issuers of debt securities in its portfolio will not make payments on the securities, or that the other party to a contract which the fund has entered into (such as a derivative contract or a repurchase agreement) will default on its obligation. A change in the credit quality of a debt security in the fund's portfolio could impact the price of that security and could affect the security's liquidity and make it more difficult to sell. When the fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the assessment of an independent rating organization such as Moody's or Standard & Poor's.

Derivative Instrument Risk. The use of derivatives exposes the fund to risks in addition to, and possibly greater than, the risks of investing directly in the underlying assets, and to transaction costs. A small investment in derivatives potentially could have a large impact on the fund's performance.

Derivatives are subject to the risk that securities prices will not move in the direction that the advisor anticipates or that there will be an imperfect correlation between the price of derivative instruments and the underlying instruments or the fund's other investments. There is the risk of the possible absence of a liquid secondary market for any particular instrument and of possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired. Derivative instruments also involve the risk that the counterparty to the derivative instrument will fail to make required payments or otherwise comply with the derivative's terms. Derivative instruments may be more volatile than direct investments in the securities, indices or reference rates to which the fund gains exposure by investing in derivative instruments.

Some derivatives involve leverage. As a result, adverse price movements in the underlying assets can result in a loss that is substantially greater than the fund's initial investment in the derivative instrument. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. In some cases, the fund may be required to set aside liquid assets in an amount equal only to the Fund's daily net liability, rather than the full notional value of the derivative instrument. By setting aside assets equal to only its net obligations,

American Income Fund 2009 Annual Report

the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such instruments.

The fund may enter into OTC transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Dollar Roll Transaction Risk. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the dollar roll. Whether dollar rolls will benefit the fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of dollar rolls by the fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the fund's net asset value and possibly its market price.

Foreign Security Risk and Risks of Emerging Markets. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

The risks of foreign investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

High-Yield Securities Risk. Non-investment grade securities, which are commonly referred to as "high-yield securities" or "junk bonds," generally offer higher yields than investment grade securities, but they also involve more risk. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market for high-yield

American Income Fund 2009 Annual Report

SHAREHOLDER UPDATE

securities may be less liquid. This may make it more difficult to buy or sell a high-yield security at a favorable price or time. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income Risk. The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund will have to invest the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above, or prepaid, see "Mortgage- and Asset-Backed Securities Risk" below) in lower-yielding portfolio securities.

Interest Rate Risk. Debt obligations in the fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. The fund may invest in debt securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities. These types of securities may be highly volatile as interest rates rise or fall.

Leverage Risk. The fund borrows money by entering into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a security by the fund coupled with an agreement by the fund to repurchase the security at a specified date and price. Reverse repurchase agreements may increase the volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more individuals refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. The fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

American Income Fund 2009 Annual Report

Preferred Stock Risk. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. If interest rates rise, the fixed dividend on the preferred stock may be less attractive, causing the price of the preferred stock to decline. Preferred stock may have call provisions, subjecting it to call risk as described above.

Repurchase Agreement Risk. When entering into a repurchase agreement, the fund will at all times maintain collateral in an amount equal to the repurchase price under the agreement. If the seller of securities under the agreement defaults on its obligation to repurchase the underlying securities, the fund will seek to sell the collateral. This could involve costs or delays and the fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price.

Risks of When-Issued Purchases. The fund may purchase securities on a when-issued or forward-commitment basis. Delivery and payment for securities that have been purchased in this manner can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested.

American Income Fund 2009 Annual Report

Fund OVERVIEW

Average Annual Total Returns

Based on net asset value ("NAV") for the period ended August 31, 2009

*The blended benchmark for American Income Fund is calculated based on the performance of the 25% Barclays Capital High-Yield Index and 75% Barclays Capital Government/Mortgage Index. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The indices are unmanaged and are not available for direct investment.

The average annual total returns for American Income Fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for one-year, five-year, and ten-year periods ended August 31, 2009, were 10.70%, 3.93%, and 7.10%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

American Income Fund 2009 Annual Report

Fund Management

Chris Neuharth, CFA

is responsible for the management of the mortgage portion of the fund. He has 28 years of financial experience.

John Fruit, CFA

is responsible for the management of the high-yield portion of the fund. He has 21 years of financial experience.

For the fiscal year ended August 31, 2009, the fund had a total return of 9.64% based on its NAV. The fund's blended benchmark, the Barclays Capital Government/Mortgage Index (75%) and the Barclays Capital High Yield Index (25%), had a return of 8.59% during the period.

Economic Uncertainty and Market Volatility

The fixed-income markets endured unprecedented volatility during the 12 months ended August 31, 2009. After the Lehman Brothers bankruptcy and financial troubles at AIG and the government-sponsored enterprises Fannie Mae and Freddie Mac, the domestic financial system cratered, freezing global credit markets as 2008 wound down. With credit availability scarce, economic growth plunged and stocks fell to levels not seen since the mid-1990s. Corporate and mortgage-related securities posted extremely poor results in the final quarter of 2008, trailing Treasury securities in some cases by 20% or more, as investors shunned these securities for the safety of government bonds. Entering 2009, policymakers took creative steps to reopen debt markets, including the introduction of the Temporary Liquidity Guarantee Program, the Troubled Asset Relief Program, and the Term Asset-Backed Securities Loan Facility. Ultimately, these programs were successful in helping to reopen parts of the credit markets, leading to indications of modest recovery in growth for the third and fourth quarters of 2009. Against this backdrop and with a view to continued growth in 2010, equities have rallied sharply from their lows, and most corporate and mortgage-related bonds recovered substantial portions of their underperformance from late 2008.

Strong Fund Recovery

Fund performance recovered sharply from the late 2008 market malaise, with posted returns of 10.70% on market price and 9.64% on NAV for the 12 months ended August 31, 2009. Permanent portfolio impairments have been manageable, a testament to our solid credit processes, allowing many of our positions to almost fully recover from the depressed levels seen late last year. Additionally, performance was aided by management's decision to take advantage of extraordinary opportunities in both the nonagency mortgage and high-yield bond sectors of the market, where we added to the fund's exposure in higher-risk securities at very attractive yield levels over the past year. Both of these factors contributed significantly to the strong performance over the fiscal period and, equally important, allowed for a substantial increase in the monthly dividend from 4.75 to 6 cents per share over the fiscal period.

Abundant Opportunities in Mortgage-Related Securities

Despite the recovery in many non-agency mortgage securities, we continue to find exceptional long-term value in this segment of the market. As it has been over the past several years, the fund's performance within this sector should be driven by our

American Income Fund 2009 Annual Report

Fund OVERVIEW

attempt to avoid securities that take permanent impairments due to poorly performing loan collateral or poor structures. As always, our focus will remain on securities either at the absolute top portions of their capital structures or backed by strong performing, seasoned loans. While we likely will not be adding significantly to our overall exposure in non-agency mortgage market segments, with many securities trading at substantial discounts to par and at nearly double-digit loss-adjusted yields, we expect to see opportunities to reinvest cash flows and rotate into new positions at very compelling levels during the coming quarters.

High Yield Comes Full Circle

High-yield bonds as an asset class have benefited the most from investors' renewed appetite for risk, returning 41.4% in calendar year 2009 after suffering through a 26% drop in 2008. While all quality categories have exhibited strong year-to-date returns, CCC rated issuers have led the charge by returning 63% year to date. The fund added to its high-yield exposure during the first and second quarters as spreads began to come off historic highs seen in the fourth quarter of 2008. We continue to find attractive opportunities to add exposure and will look to gradually increase exposure to the more cyclical sectors of the market as we see signs of economic recovery taking hold.

Portfolio Allocation1

As a percentage of total investments on August 31, 2009

U.S. Government Agency Mortgage-Backed Securities	34%
CMO – Private Mortgage-Backed Securities	25%
High Yield Corporate Bonds	22%
Asset-Backed Securities	12%
Investment-Grade Corporate Bonds	4%
Municipal Bonds	1%
Preferred Stocks	1%
Convertible Securities	1%
100%

CMO: Collateralized Mortgage Obligation

1 Portfolio allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund's exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments, such as credit default swap agreements. See the fund's Schedule of Investments for derivatives held at August 31, 2009.

American Income Fund 2009 Annual Report

Thank you for your continued confidence in the fund.

Sincerely,

Chris Neuharth
Managing Director, Securitized Debt
FAF Advisors, Inc.

John Fruit
Managing Director, High Yield
FAF Advisors, Inc.

American Income Fund 2009 Annual Report

Schedule of INVESTMENTS August 31, 2009

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE (I)
(Percentages of each investment category relate to total net assets)
High Yield Corporate Bonds — 31.7%
Basic Industry — 4.9%
AK Steel, 7.75%, 6/15/12	$200,000	$199,750
Berry Plastics, 5.26%, 2/15/15 r	250,000	225,625
Domtar,
5.38%, 12/1/13	100,000	92,500
7.13%, 8/15/15	225,000	216,563
Evraz Group SA, 8.25%, 11/10/15 ■	150,000	130,875
FMG Finance Property, 10.00%, 9/1/13 ■	250,000	263,750
Griffin Coal Mining Property, 9.50%, 12/1/16 ■	150,000	79,500
Hexion, 9.75%, 11/15/14	250,000	187,500
Intertape Polymer US, 8.50%, 8/1/14 °°	150,000	101,250
INVISTA, 9.25%, 5/1/12 ■	200,000	196,250
Newark Group, 9.75%, 3/15/14 u	200,000	2,000
Noble Group, 6.63%, 3/17/15 ■	250,000	241,250
Nova Chemicals, 6.50%, 1/15/12	250,000	242,812
Olin, 8.88%, 8/15/19	200,000	202,000
Owens Corning, 6.50%, 12/1/16	270,000	255,967
Steel Dynamics, 6.75%, 4/1/15	184,000	171,580
Teck Resources, 9.75%, 5/15/14	500,000	540,000
Vedanta Resources, 9.50%, 7/18/18 ■	100,000	94,000
Verso Paper Holdings, Series B, 11.38%, 8/1/16	115,000	52,038
		3,495,210
Capital Goods — 1.7%
BE Aerospace, 8.50%, 7/1/18	250,000	246,250
Case New Holland, 7.13%, 3/1/14	200,000	191,000
Crown Cork & Seal, 7.38%, 12/15/26	195,000	167,700
Hawker Beechcraft Acquisition, 9.75%, 4/1/17	150,000	85,500
Masco,
5.88%, 7/15/12	110,000	107,535
6.13%, 10/3/16	200,000	182,779
Owens-Brockway Glass Container, 7.38%, 5/15/16 ■	250,000	248,750
		1,229,514
Communications — 4.6%
CCO Holdings, 8.75%, 11/15/13 u	250,000	252,500
Clear Channel Communications, 6.88%, 6/15/18	100,000	31,500
CSC Holdings, 8.50%, 4/15/14 ■	250,000	253,750
Frontier Communications, 9.00%, 8/15/31	330,000	304,012
Inmarsat Finance II, 10.38%, 11/15/12	150,000	155,625
Intelsat Intermediate Holding, 0.00% through 2/1/10, 9.50% thereafter, 2/1/15 ©	100,000	97,500
Intelsat Jackson Holdings, 11.25%, 6/15/16	150,000	156,375
Level 3 Financing, 12.25%, 3/15/13	250,000	243,750
Nextel Communications, Series F, 5.95%, 3/15/14	250,000	210,000
Nielsen Finance,
11.50%, 5/1/16	150,000	149,250
0.00% through 8/1/11, 12.50% thereafter, 8/1/16 ©	240,000	168,000
Qwest, 8.88%, 3/15/12	175,000	180,250
Qwest Capital Funding, 7.25%, 2/15/11	300,000	295,500
Sprint Capital, 8.75%, 3/15/32	150,000	124,500
UBS Luxembourg SA, 8.25%, 5/23/16 ■	150,000	144,000
VIP Finance Ireland, 8.38%, 4/30/13 ■	250,000	249,050
Windstream, 8.13%, 8/1/13	250,000	250,000
		3,265,562

The accompanying notes are an integral part of the financial statements.

American Income Fund 2009 Annual Report

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE (I)
Consumer Cyclical — 4.7%
AutoNation, 2.51%, 4/15/13 r	$50,000	$46,625
Denny's Holdings, 10.00%, 10/1/12	100,000	100,250
Ford Motor, 7.45%, 7/16/31	100,000	76,500
Ford Motor Credit, 7.00%, 10/1/13	560,000	499,387
Galaxy Entertainment Finance, 9.88%, 12/15/12 ■	250,000	242,500
Hanesbrands, Series B, 4.59%, 12/15/14 r	250,000	214,375
Harrah's Operating,
10.75%, 2/1/16	113,000	73,168
10.00%, 12/15/18 ■	126,000	88,200
Meritage Homes, 6.25%, 3/15/15	140,000	120,400
MGM Mirage, 8.38%, 2/1/11	100,000	84,750
Mohegan Tribal Gaming Authority, 7.13%, 8/15/14	150,000	105,000
Neiman Marcus Group, 10.38%, 10/15/15	190,000	141,550
PEP Boys-Manny, Moe & Jack, 7.50%, 12/15/14	195,000	170,137
Rite Aid, 10.38%, 7/15/16	250,000	241,250
Sally Holdings, 10.50%, 11/15/16	200,000	207,500
Susser Holdings, 10.63%, 12/15/13	200,000	201,500
Tenneco, 8.13%, 11/15/15	350,000	319,375
Wyndham Worldwide, 6.00%, 12/1/16	172,000	149,836
Wynn Las Vegas, 6.63%, 12/1/14	250,000	230,000
		3,312,303
Consumer Non Cyclical — 5.1%
Catalent Pharma Solutions, 9.50%, 4/15/15	250,000	206,250
Chiquita Brands International, 7.50%, 11/1/14	100,000	94,375
Community Health Systems, 8.88%, 7/15/15	200,000	200,750
Constellation Brands, 7.25%, 5/15/17	200,000	193,500
Del Monte, 8.63%, 12/15/12	200,000	204,250
Dole Food, 13.88%, 3/15/14 ■	150,000	171,000
HCA, 6.75%, 7/15/13	250,000	232,500
Health Management Associates, 6.13%, 4/15/16	200,000	178,500
Ingles Markets, 8.88%, 5/15/17	250,000	251,250
JBS USA, 11.63%, 5/1/14 ■	200,000	210,000
Macy's Retail Holdings, 8.00%, 7/15/12	475,000	466,526
Sealy Mattress, 10.88%, 4/15/16 ■	175,000	188,125
Smithfield Foods, Series B, 7.75%, 5/15/13	250,000	206,250
Stater Brothers Holdings, 8.13%, 6/15/12	195,000	196,706
SUPERVALU, 8.00%, 5/1/16	250,000	245,937
Surgical Care Affiliates, 10.00%, 7/15/17 ■	135,000	99,900
Tenet Healthcare, 7.38%, 2/1/13	150,000	138,000
Wendy's/Arby's Restaurants, 10.00%, 7/15/16 ■	150,000	153,750
		3,637,569
Electric — 2.0%
Dynegy Holdings, 7.75%, 6/1/19	250,000	177,500
Edison Mission Energy, 7.75%, 6/15/16	245,000	199,675
ISA Capital do Brasil SA, 8.80%, 1/30/17 ■	400,000	428,000
NRG Energy, 8.50%, 6/15/19	250,000	243,125
RRI Energy, 7.63%, 6/15/14	250,000	228,750
Texas Competitive Electric Holdings, Series A, 10.25%, 11/1/15	175,000	115,938
		1,392,988
Energy — 2.5%
Atlas Energy Operating, 12.13%, 8/1/17	200,000	211,000
Chesapeake Energy,
7.00%, 8/15/14	250,000	237,500
9.50%, 2/15/15	150,000	153,000

American Income Fund 2009 Annual Report

Schedule of INVESTMENTS August 31, 2009

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE (I)
Connacher Oil & Gas, 10.25%, 12/15/15 ■	$115,000	$81,075
Forest Oil, 7.25%, 6/15/19	115,000	108,100
PetroHawk Energy, 7.88%, 6/1/15	215,000	208,550
Plains Exploration & Production, 7.75%, 6/15/15	250,000	242,500
Sabine Pass LNG, 7.50%, 11/30/16	200,000	162,000
SandRidge Energy, 9.88%, 5/15/16 ■	150,000	150,000
Stone Energy, 6.75%, 12/15/14	100,000	69,000
Tesoro, 6.63%, 11/1/15	200,000	179,000
		1,801,725
Finance — 0.4%
American General Finance, Series MTN, 5.85%, 6/1/13	195,000	131,757
Nuveen Investments, 10.50%, 11/15/15 ■	200,000	150,000
		281,757
Industrials Other — 0.8%
Briggs & Stratton, 8.88%, 3/15/11	282,000	289,050
Casella Waste Systems, 11.00%, 7/15/14 ■	75,000	77,438
Terex, 7.38%, 1/15/14	200,000	191,000
		557,488
Insurance — 0.1%
American International Group, 6.25%, 3/15/37	200,000	82,000
Natural Gas — 1.6%
Copano Energy, 7.75%, 6/1/18	250,000	231,250
El Paso, 7.88%, 6/15/12	265,000	271,534
Kinder Morgan, 6.50%, 9/1/12	200,000	203,500
Southern Union, 7.20%, 11/1/66 r	200,000	149,500
Targa Resources, 8.50%, 11/1/13	315,000	285,075
		1,140,859
Real Estate — 0.4%
Agile Property Holdings - REIT, 9.00%, 9/22/13 ■	125,000	123,438
Shimao Property Holdings, 8.00%, 12/1/16 ■	150,000	132,000
		255,438
Sovereigns — 0.4%
Republic of Uruguay, 8.00%, 11/18/22	250,000	268,750
Technology — 0.8%
Alcatel-Lucent USA, 6.45%, 3/15/29	250,000	170,000
Freescale Semiconductor, 9.13%, 12/15/14 (PK)	107,406	62,295
NXP BV/NXP Funding, 10.00%, 7/15/13 ■	76,000	69,160
Sungard Data Systems, 9.13%, 8/15/13	300,000	297,000
		598,455
Transportation — 1.7%
American Airlines Pass Through Trust, Series 2001-01, 6.82%, 11/23/12	100,000	86,000
Continental Airlines, Series 1997-1, Class A, 7.46%, 10/1/16	83,153	72,344
Delta Air Lines, Series 2001-1, Class B, 7.71%, 9/18/11	310,000	272,800
Hertz, 10.50%, 1/1/16	250,000	246,250
Navios Maritime Holdings, 9.50%, 12/15/14	400,000	350,000
RailAmerica, 9.25%, 7/1/17 ■	150,000	155,062
		1,182,456
Total High Yield Corporate Bonds (Cost: $21,991,661)		22,502,074

The accompanying notes are an integral part of the financial statements.

American Income Fund 2009 Annual Report

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE (I)
U.S. Government Agency Mortgage-Backed Securities — 49.4%
Adjustable Rate r — 0.7%
Federal Home Loan Mortgage Corporation, 4.39%, 9/1/18, #605911	$123	$125
Federal National Mortgage Association,
3.37%, 7/1/27, #070179	1,358	1,385
3.99%, 10/1/32, #725110 (A)	271,779	276,708
Government National Mortgage Association, 4.13%, 12/20/22, #008096	212,831	216,189
		494,407
Fixed Rate — 48.7%
Federal Home Loan Mortgage Corporation Gold,
6.50%, 11/1/28, #C00676 (A)	196,406	211,547
5.50%, 10/1/33, #A15120 (A)	792,659	830,512
Federal National Mortgage Association,
6.00%, 12/1/13, #190179 (A)	188,359	194,287
7.00%, 7/1/17, #254414 (A)	207,868	224,602
5.00%, 11/1/18, #750989 (A)	351,991	372,352
5.00%, 2/1/19, #767182 (A)	578,049	611,486
5.00%, 2/1/21, #745279 (A)	569,082	598,266
5.50%, 4/1/21, #840466 (A)	676,260	713,898
6.00%, 5/1/29, #323702 (A)	338,443	360,210
7.00%, 9/1/31, #596680 (A)	282,572	308,025
6.50%, 6/1/32, #596712 (A)	320,302	342,989
5.50%, 6/1/33, #709700 (A)	509,282	533,443
5.50%, 11/1/33, #555967 (A)	1,273,911	1,334,347
6.00%, 11/1/33, #743642 (A)	371,565	394,418
5.50%, 12/1/33, #756202 (A)	768,090	804,529
6.00%, 1/1/34, #763687 (A)	746,885	791,188
5.50%, 2/1/34, #766070 (A)	656,986	687,538
6.00%, 3/1/34, #745324 (A)	687,711	731,082
6.50%, 6/1/34, #735273 (A)	722,516	779,796
6.00%, 1/1/35, #810225 (A)	596,060	631,416
5.50%, 3/1/35, #815979 (A)	1,206,074	1,261,030
5.00%, 7/1/35, #828346 (A)	1,489,645	1,534,713
5.50%, 3/1/36, #878059 (A)	1,009,541	1,053,965
6.00%, 6/1/36, #882685 (A)	2,442,221	2,578,690
5.00%, 6/1/37, #944244 (A)	1,267,955	1,303,542
4.50%, 9/1/39 .	575,000	578,054
5.00%, 9/1/39 .	5,005,000	5,136,381
5.50%, 9/1/39 .	7,850,000	8,171,363
Government National Mortgage Association,
5.50%, 8/15/33, #604567 (A)	914,603	962,584
6.00%, 7/15/34, #631574 (A)	461,086	489,408
		34,525,661
Total U.S. Government Agency Mortgage-Backed Securities (Cost: $33,776,479)		35,020,068
Collateralized Mortgage Obligation — Private Mortgage-Backed Securities — 36.7%
Adjustable Rate r — 11.8%
Banc of America Alternative Loan Trust, Series 2007-1, Class 2A2, 6.48%, 4/25/37	815,505	464,328
California Federal Bank of Los Angeles, Series 1991-CI2, Class A, 6.15%, 7/15/21 °°	11,059	11,017
Countrywide Alternative Loan Trust, Series 2006-OA17, Class 1A1A, 0.47%, 12/20/46	1,140,597	519,771

American Income Fund 2009 Annual Report

Schedule of INVESTMENTS August 31, 2009

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE (I)
Goldman Sachs Mortgage Loan Trust,
4.70%, 10/25/33, Series 2003-10, Class 1A1	$850,506	$819,835
5.05%, 1/25/35, Series 2005-AR1, Class B1 °°	1,339,123	158,084
6.89%, 3/25/43, Series 2003-1, Class B2 °°	1,687,521	1,436,152
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, 0.52%, 3/19/36	1,346,793	653,769
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A3, 5.86%, 7/25/36	1,500,000	824,258
JP Morgan Mortgage Trust, Series 2006-A7, Class 3A4, 5.94%, 1/25/37	635,773	170,556
RBSSP Resecuritization Trust, Series 2009-9, Class 9A1, 0.49%, 9/26/37 ■	540,000	510,300
Washington Mutual Mortgage Pass-Through Certificates,
5.85%, 9/25/36, Series 2007-HY2, Class 3A2	743,556	139,261
5.39%, 2/25/37, Series 2007-HY1, Class 4A1	848,023	607,598
5.68%, 2/25/37, Series 2007-HY1, Class 1A1	770,987	513,353
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3, Class B1, 4.18%, 6/25/33	405,404	270,836
Wells Fargo Mortgage-Backed Securities Trust,
4.40%, 2/25/33, Series 2003-D, Class A1	52,457	48,671
5.31%, 5/25/35, Series 2005-AR13, Class A1	1,145,000	858,692
6.06%, 10/25/36, Series 2006-AR14, Class 2A3	522,612	340,287
		8,346,768
Fixed Rate — 24.9%
Banc of America Funding, Series 2007-4, Class 1A2, 5.50%, 6/25/37	857,036	463,603
Citicorp Mortgage Securities, Series 2004-5, Class B3, 5.30%, 8/25/34 °°	3,030,105	1,737,736
Countrywide Alternative Loan Trust,
5.00%, 1/25/35, Series 2004-28CB, Class 2A1	173,871	164,476
5.50%, 4/25/35, Series 2005-7CB, Class 2A4	750,000	587,851
Credit Suisse First Boston Mortgage Securities Corporation,
6.24%, 4/25/33, Series 2003-8, Class DB1	1,240,371	968,540
6.00%, 12/25/35, Series 2005-11, Class 6A7	1,000,000	497,906
First Horizon Alternative Mortgage Securities, Series 2005-FA5, Class 3A2, 5.50%, 8/25/35	980,442	726,446
GMAC Mortgage Corporation Loan Trust, Series 2003-J9, Class A15, 5.00%, 1/25/34	959,934	959,577
Goldman Sachs Mortgage Loan Trust,
7.50%, 6/19/32, Series 2001-2, Class A ■	245,555	203,095
5.73%, 5/25/35, Series 2005-4F, Class B1 °°	2,517,743	1,322,972
Impac Secured Assets Corporation, Series 2000-3, Class M1, 8.00%, 10/25/30 °°	633,346	552,005
JP Morgan Alternative Loan Trust, Series 2006-S1, Class 1A19, 6.50%, 3/25/36	887,871	549,925
Lehman Mortgage Trust, Series 2008-6, Class 1A1, 6.55%, 7/25/47	377,802	305,470
MASTR Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	427,137	374,145
Nomura Asset Acceptance Corporation, Series 2004-R2, Class B1, 6.74%, 10/25/34 ■ °°	1,031,058	160,137
Prime Mortgage Trust, Series 2004-2 °°
5.04%, 11/25/19, Class B2	320,911	224,633
5.04%, 11/25/19, Class B3	240,497	115,226
Residential Accredit Loans, °°
5.00%, 6/25/18, Series 2003-QS12, Class M1	736,000	549,364
5.00%, 9/25/19, Series 2004-QS13, Class M3	289,671	89,974
Residential Asset Mortgage Products,
7.33%, 4/25/31, Series 2003-SL1, Class M2 °°	898,167	643,305
6.50%, 7/25/32, Series 2004-SL4, Class A3	547,883	503,710
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2, Class 3A1, 5.50%, 4/25/22	765,938	652,723
Washington Mutual MSC Mortgage Pass-Through Certificates,
7.46%, 4/25/33, Series 2003-MS9, Class CB2 °°	335,144	68,525
6.34%, 8/25/38, Series 2004-RA3, Class 2A	299,456	290,285

The accompanying notes are an integral part of the financial statements.

American Income Fund 2009 Annual Report

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE (I)
Wells Fargo Mortgage-Backed Securities Trust,
4.50%, 8/25/18, Series 2003-7, Class A3	$269,157	$258,490
4.72%, 7/25/19, Series 2004-7, Class B2 °°	536,584	420,745
4.72%, 7/25/19, Series 2004-7, Class B3 °°	402,619	296,946
5.50%, 5/25/35, Series 2005-3, Class A9	1,861,121	1,078,597
5.50%, 12/25/35, Series 2005-14, Class 2A1	675,148	615,018
5.59%, 7/25/36, Series 2006-AR10, Class 5A2	1,356,522	1,307,598
5.75%, 3/25/37, Series 2007-2, Class 1A8	217,359	201,958
5.50%, 7/25/37, Series 2007-9, Class 1A4	1,240,000	786,931
		17,677,912
Total Collateralized Mortgage Obligation — Private Mortgage-Backed Securities (Cost: $34,472,430)		26,024,680
Collateralized Mortgage Obligation — U.S. Agency Mortgage-Backed Securities — 0.5%
Fixed Rate — 0.5%
Federal National Mortgage Association, Series 2002-W1, Class 2A, 7.50%, 2/25/42 (Cost: $310,606)	297,348	325,782
Asset-Backed Securities — 16.7%
Automotive — 0.0%
Daimler Chrysler Auto Trust, Series 2006-D, Class A3, 4.98%, 2/8/11	30,289	30,531
Credit Cards — 2.5%
American Express Issuance Trust, Series 2005-1, Class C, 0.60%, 8/15/11 r	435,000	416,364
Discover Card Master Trust, Series 2007-C1, Class C1, 0.59%, 1/15/13 r	370,000	356,666
Washington Mutual Master Note Trust, Series 2007-C1, Class C1, 0.67%, 5/15/14 r ■ °°	1,000,000	974,543
		1,747,573
Home Equity — 1.7%
Home Equity Mortgage Trust, Series 2004-6, Class M2, 5.82%, 4/25/35 ©	631,199	379,044
Residential Funding Mortgage Securities II, Series 2003-HI4, Class M1, 5.53%, 2/25/29 ©	1,086,429	814,932
		1,193,976
Manufactured Housing — 1.9%
Green Tree, Series 2008-MH1, Class A1, 7.00%, 4/25/38 ■	259,595	262,900
Green Tree Financial, Series 1994-2, Class A5, 8.30%, 5/15/19	142,896	142,455
Origen Manufactured Housing,
5.73%, 11/15/35, Series 2004-B, Class M1	433,601	344,241
5.99%, 1/15/37, Series 2005-B, Class M1	750,000	598,808
		1,348,404
Other — 10.6%
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45	500,000	367,891
Bear Stearns Commercial Mortgage Securities,
5.90%, 9/11/38, Series 2006-PW12, Class A4	1,000,000	938,398
6.18%, 9/11/42, Series 2007-T28, Class D ■ °°	475,000	102,566
6.41%, 6/11/50, Series 2007-PW18, Class AJ	390,000	183,015
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AJ, 6.10%, 12/10/49	210,000	79,137
Greenwich Capital Commercial Funding Corporation, Series 2007-GG9, Class A4, 5.44%, 3/10/39	890,000	759,391
GS Mortgage Securities Corporation II, Series 2007-GG10, Class A4, 6.00%, 8/10/45	2,080,000	1,626,052
JP Morgan Chase Commercial Mortgage Securities, Series 2005-LDP5, Class B, 5.50%, 12/15/44 °°	425,000	206,162
LB-UBS Commercial Mortgage Trust, Series 2008-C1,
6.32%, 4/15/41, Class A2	752,000	715,410
6.32%, 4/15/41, Class AM	210,000	130,352
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class C, 5.30%, 7/12/38 °°	500,000	225,915
Morgan Stanley Capital I,
5.15%, 8/13/42, Series 2005-HQ6, Class B °°	445,000	220,604
6.46%, 1/11/43, Series 2008-T29, Class A4	1,125,000	994,746

American Income Fund 2009 Annual Report

Schedule of INVESTMENTS August 31, 2009

American Income Fund (MRF)

DESCRIPTION	PAR/ SHARES	FAIR VALUE (I)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.25%, 12/15/43	$1,000,000	$964,653
		7,514,292
Total Asset-Backed Securities (Cost: $12,243,565)		11,834,776
Investment Grade Corporate Bonds — 6.3%
Basic Industry — 1.7%
International Paper, 9.38%, 5/15/19	500,000	561,853
Southern Copper, 7.50%, 7/27/35	400,000	397,966
Vale Overseas, 6.25%, 1/11/16	250,000	266,173
		1,225,992
Consumer Non Cyclical — 0.9%
Bunge Limited Finance, 7.80%, 10/15/12	250,000	271,286
CVS Caremark, 6.30%, 6/1/37 r	200,000	158,000
Fisher Scientific International, 6.75%, 8/15/14	220,000	227,252
		656,538
Electric — 0.4%
Teco Finance, 6.57%, 11/1/17	250,000	251,082
Finance — 1.3%
Discover Financial Services, 10.25%, 7/15/19	250,000	273,813
General Electric Capital, 6.38%, 11/15/67 r	500,000	403,750
SLM, Series MTN, 0.66%, 7/26/10 r	250,000	228,732
		906,295
Industrials Other — 0.3%
Con-way, 7.25%, 1/15/18	200,000	202,472
Real Estate — 1.7%
Brandywine Operating Partnership - REIT, 5.75%, 4/1/12	175,000	170,640
Duke Realty LP, 5.50%, 3/1/16	200,000	177,419
Hospitality Properties Trust - REIT, 7.88%, 8/15/14	250,000	246,354
HRPT Properties Trust - REIT, 6.25%, 8/15/16	400,000	346,231
Simon Property Group - REIT, 10.35%, 4/1/19	250,000	308,502
		1,249,146
Total Investment Grade Corporate Bonds (Cost: $4,107,211)		4,491,525
Convertible Securities — 0.8%
Banking — 0.4%
Wells Fargo, 7.50%, 12/31/47	300	255,750
Communications — 0.1%
Central European Media Enterprises, 3.50%, 3/15/13 ■	$100,000	77,875
Energy — 0.2%
Massey Energy, 3.25%, 8/1/15	$200,000	149,500
Technology — 0.1%
Advanced Micro Devices, 6.00%, 5/1/15	$100,000	67,000
Total Convertible Securities (Cost: $507,065)		550,125

The accompanying notes are an integral part of the financial statements.

American Income Fund 2009 Annual Report

American Income Fund (MRF)

DESCRIPTION	SHARES/ PAR	FAIR VALUE (I)
Preferred Stocks — 1.3%
Banking — 0.1%
Bank of America, Series 5	6,000	$96,540
Finance — 0.4%
MetLife, Series B	7,600	172,900
Regions Financing Trust III	5,600	126,000
		298,900
Insurance — 0.1%
Prudential Financial, Inc.	3,000	75,210
Real Estate Investment Trusts — 0.5%
Duke Realty, Series O	2,500	56,800
Freddie Mac, Series Z	5,000	10,700
iStar Financial, Series G	1,000	6,200
National Retail Properties, Series C	7,000	157,850
Northstar Realty Finance, Series A	4,000	51,800
Northstar Realty Finance, Series B	4,000	49,000
		332,350
Wireless Communication — 0.2%
United States Cellular	6,000	135,360
Total Preferred Stocks (Cost: $1,081,807)		938,360
Municipal Bond — 0.9%
Healthcare Revenue — 0.9%
Sullivan County, Tennessee, Health, Educational & Housing Facilities Board, Hospital Revenue, Welmont Health System, Series 2001-8, 6.95%, 9/1/16 (Cost: $635,000)	$635,000	609,263
Short-Term Investments — 0.8%
Money Market Fund x — 0.4%
First American Prime Obligations Fund, Class Z, 0.19%	277,096	277,096
U.S. Treasury Obligation ☐ — 0.4%
U.S. Treasury Bill, 0.33%, 2/11/10	$320,000	319,522
Total Short-Term Investments (Cost: $596,618)		596,618
Total Investments ▲ — 145.1% (Cost: $109,722,442)		102,893,271
Other Assets and Liabilities, Net — (45.1)%		(32,001,907)
Total Net Assets — 100.0%		$70,891,364

(I)  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

r  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2009.

■  Securities purchased within terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other "qualified institutional buyers". On August 31, 2009, the value of these investments was $6,712,239 or 9.5% of total net assets.

American Income Fund 2009 Annual Report

Schedule of INVESTMENTS August 31, 2009

American Income Fund (MRF)

°°  Security considered illiquid. As of August 31, 2009, the value of these investments was $9,617,861 or 13.6% of total net assets. See note 2 in Notes to Financial Statements.

u  Loan is currently in default with regards to scheduled interest and/or principal payments.

©  Delayed Interest (Step Bonds) – Securities for which the coupon rate of interest will adjust on specified future date(s).

(PK)  Payment-in-kind security for which part of the income earned may be paid as additional principal.

(A)  Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2009, securities valued at $20,916,571 and cash of $666,000 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$12,940,000	08/06/09	0.42%	09/08/09	$3,925	(1)
6,540,000	08/20/09	0.42%	09/21/09	916	(1)
$19,480,000				$4,841

*  Interest rate as of August 31, 2009. Rate is based on the London Interbank Offered Rate ("LIBOR") plus a spread and reset monthly.

Name of broker and description of collateral:

(1)  Goldman Sachs:
Federal National Mortgage Association, 3.99%, 10/1/32, $271,779 par
Federal Home Loan Mortgage Corporation Gold, 6.50%, 11/1/28, $196,406 par
Federal Home Loan Mortgage Corporation Gold, 5.50%, 10/1/33, $792,659 par
Federal National Mortgage Association, 6.00%, 12/1/13, $188,359 par
Federal National Mortgage Association, 7.00%, 7/1/17, $207,868 par
Federal National Mortgage Association, 5.00%, 11/1/18, $351,991 par
Federal National Mortgage Association, 5.00%, 2/1/19, $578,049 par
Federal National Mortgage Association, 5.00%, 2/1/21, $569,082 par
Federal National Mortgage Association, 5.50%, 4/1/21, $676,260 par
Federal National Mortgage Association, 6.00%, 5/1/29, $338,443 par
Federal National Mortgage Association, 7.00%, 9/1/31, $282,572 par
Federal National Mortgage Association, 6.50%, 6/1/32, $320,302 par
Federal National Mortgage Association, 5.50%, 6/1/33, $509,282 par
Federal National Mortgage Association, 5.50%, 11/1/33, $1,273,911 par
Federal National Mortgage Association, 6.00%, 11/1/33, $371,565 par
Federal National Mortgage Association, 5.50%, 12/1/33, $768,090 par
Federal National Mortgage Association, 6.00%, 1/1/34, $746,885 par
Federal National Mortgage Association, 5.50%, 2/1/34, $656,986 par
Federal National Mortgage Association, 6.00%, 3/1/34, $687,711 par
Federal National Mortgage Association, 6.50%, 6/1/34, $722,516 par
Federal National Mortgage Association, 6.00%, 1/1/35, $596,060 par
Federal National Mortgage Association, 5.50%, 3/1/35, $1,206,074 par
Federal National Mortgage Association, 5.00%, 7/1/35, $1,489,645 par
Federal National Mortgage Association, 5.50%, 3/1/36, $1,009,541 par
Federal National Mortgage Association, 6.00%, 6/1/36, $2,442,221 par
Federal National Mortgage Association, 5.00%, 6/1/37, $1,267,955 par
Government National Mortgage Association, 5.50%, 8/15/33, $914,603 par
Government National Mortgage Association, 6.00%, 7/15/34, $461,086 par

.  Security purchased on a when-issued basis. On August 31, 2009, the total cost of investments purchased on a when-issued basis was $13,701,650 or 19.3% of total net assets. See note 2 in Notes to Financial Statements.

x  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund. See note 2 in Notes to Financial Statements. The rate quoted is the annualized seven-day yield of the investment at period end.

☐  Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is effective yield as of August 31, 2009.

The accompanying notes are an integral part of the financial statements.

American Income Fund 2009 Annual Report

American Income Fund (MRF)

▲  On August 31, 2009, the cost of investments for federal income tax purposes was $110,338,178. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$5,900,343
Gross unrealized depreciation	(13,345,250)
Net unrealized depreciation	$(7,444,907)

REIT – Real Estate Investment Trust

Schedule of Open Futures Contracts

Description	Settlement Month	Number of Contracts Sold	Notional Contract Value	Unrealized Depreciation
U.S. Treasury 2 Year Note Futures	December 2009	3	$(649,031)	$(1,648)
U.S. Treasury 5 Year Note Futures	December 2009	70	(8,067,500)	(48,945)
U.S. Treasury 10 Year Note Futures	December 2009	17	(1,992,719)	(10,722)
U.S. Treasury Long Bond Futures	December 2009	20	(2,395,000)	(27,469)
				$(88,784)

Credit Default Swaps on Credit Indices – Sell Protection 1

Counterparty	Reference Index	Receive Fixed Rate	Expiration Date	Notional Amount [2]	Value	Unrealized Appreciation
JPMorgan	Markit iTRAXX Asia ex-Japan Index	6.50%	6/20/2013	$500,000	$12,638	$10,401
JPMorgan	Markit iTRAXX Asia ex-Japan Index	5.00%	12/20/2013	400,000	(2,900)	85,722
UBS	Markit CDX NA HY 12 Index	5.00%	6/20/2014	940,000	(111,565)	46,176
						$142,299

1  If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference entity.

2  The maximum potential amount the fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

American Income Fund 2009 Annual Report

Statement of ASSETS AND LIABILITIES August 31, 2009

Assets:
Unaffiliated investments, at fair value (Cost: $109,445,346) (note 2)	$102,616,175
Cash pledged as collateral for reverse repurchase agreements	666,000
Affiliated money market fund, at fair value (Cost: $277,096) (note 3)	277,096
Receivable for accrued dividends and interest	1,012,161
Receivable for swap agreements	162,135
Prepaid expenses and other assets	11,543
Total assets	104,745,110
Liabilities:
Payable for investments purchased	274,374
Payable for investments purchased on a when issued basis (note 2)	13,701,650
Payable for reverse repurchase agreements (note 2)	19,480,000
Bank overdraft	14,671
Payable for investment advisory fees (note 3)	38,729
Payable for administrative fees (note 3)	5,958
Payable for futures variation margin (note 2)	47,526
Payable for professional fees	22,863
Payable for swap agreements	253,546
Payable for transfer agent fees	4,916
Payable for interest expense	4,841
Payable for other expenses	4,672
Total liabilities	33,853,746
Net assets applicable to outstanding capital stock	$70,891,364
Composition of net assets:
Capital stock and additional paid-in capital	$86,935,619
Undistributed net investment income	209,051
Accumulated net realized loss on investments, futures contracts and swap agreements	(9,477,650)
Net unrealized depreciation of investments	(6,829,171)
Net unrealized depreciation of futures contracts	(88,784)
Net unrealized appreciation of swap agreements	142,299
Total–representing net assets applicable to capital stock	$70,891,364
Net asset value and market price of capital stock:
Net assets applicable to capital stock	$70,891,364
Shares outstanding (authorized 200 million shares of $0.01 par value)	9,454,221
Net asset value per share	$7.50
Market price per share	$7.15

The accompanying notes are an integral part of the financial statements.

American Income Fund 2009 Annual Report

Statement of OPERATIONS For the year ended August 31, 2009

Investment Income:
Interest from unaffiliated investments	$6,987,743
Dividends from unaffiliated investments	87,040
Dividends from affiliated money market fund	13,170
Total investment income	7,087,953
Expenses (note 3):
Investment advisory fees	414,451
Interest expense	322,243
Administrative fees	58,476
Custodian fees	3,236
Professional fees	51,508
Postage and printing fees	31,866
Transfer agent fees	20,513
Listing fees	23,682
Directors' fees	29,104
Insurance fees	11,594
Pricing fees	10,208
Other expenses	21,853
Total expenses	998,734
Less: Fee reimbursements (note 3)	(1,721)
Less: Indirect payments from custodian (note 3)	(5)
Total net expenses	997,008
Net investment income	6,090,945
Net realized and unrealized losses on investments, futures contracts, and swap agreements (notes 2 and 4):
Net realized loss on:
Investments	(2,380,513)
Futures contracts	(1,053,276)
Swap agreements	(523,877)
Net change in unrealized appreciation or depreciation of:
Investments	3,459,248
Futures contracts	(95,555)
Swap agreements	309,005
Net loss on investments, futures contracts and swap agreements	(284,968)
Net increase in net assets resulting from operations	$5,805,977

American Income Fund 2009 Annual Report

Statements of CHANGES IN NET ASSETS

	Year Ended 8/31/09	Year Ended 8/31/08
Operations:
Net investment income	$6,090,945	$5,000,635
Net realized gain (loss) on:
Investments	(2,380,513)	(1,059,955)
Futures contracts	(1,053,276)	(1,286,650)
Swap agreements	(523,877)	304,033
Net change in unrealized appreciation or depreciation of:
Investments	3,459,248	(8,586,182)
Futures contracts	(95,555)	(3,952)
Swap agreements	309,005	(281,647)
Net increase (decrease) in net assets resulting from operations	5,805,977	(5,913,718)
Distributions to shareholders (note 2):
From net investment income	(5,927,798)	(4,920,923)
Total decrease in net assets	(121,821)	(10,834,641)
Net assets at beginning of year	71,013,185	81,847,826
Net assets at end of year	$70,891,364	$71,013,185
Undistributed net investment income	$209,051	$399,904

The accompanying notes are an integral part of the financial statements.

American Income Fund 2009 Annual Report

Statement of CASH FLOWS For the year ended August 31, 2009

Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,805,977
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(121,418,058)
Proceeds from sales of investments	126,517,951
Net purchases/sales of short-term investments	1,370,518
Net amortization of bond discount and premium	(483,162)
Net change in unrealized appreciation or depreciation of investments	(3,459,248)
Net change in unrealized appreciation or depreciation of futures contracts	95,555
Net change in unrealized appreciation or depreciation of swap agreements	(309,005)
Net realized gain/loss on investments	2,380,513
Net realized gain/loss on futures contracts	1,053,276
Net realized gain/loss on swap agreements	523,877
Increase in receivable for accrued dividends and interest	(127,797)
Increase in prepaid expenses and other assets	(1,812)
Increase in payable for futures variation margin	(1,082,930)
Decrease in payable for swap agreements	(1,109,158)
Decrease in accrued fees and expenses	(22,287)
Net cash provided by operating activities	9,734,210
Cash flows from financing activities:
Net payments for reverse repurchase agreements	(3,155,246)
Distributions paid to shareholders	(5,927,798)
Net cash used in financing activities	(9,083,044)
Net increase in cash	651,166
Cash at beginning of period	163
Cash at end of period	$651,329
Supplemental disclosure of cash flow information: Cash paid for interest	$352,719

American Income Fund 2009 Annual Report

FINANCIAL HIGHLIGHTS

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Year Ended August 31,				Ten-Month Fiscal Period Ended		Year Ended October 31,
	2009	2008	2007	2006	8/31/05		2004
Per-Share Data
Net asset value, beginning of period	$7.51	$8.66	$8.77	$8.98	$9.17		$9.06
Operations:
Net investment income	0.65	0.53	0.50	0.52	0.48		0.64
Net realized and unrealized gains (losses) on investments, futures contracts, and swap agreements	(0.03)	(1.16)	(0.10)	(0.21)	(0.18)		0.11
Total from operations	0.62	(0.63)	0.40	0.31	0.30		0.75
Distributions to shareholders:
From net investment income	(0.63)	(0.52)	(0.51)	(0.52)	(0.47)		(0.64)
Tax return of capital	—	—	—	—	(0.02)		—
Total distributions to shareholders	(0.63)	(0.52)	(0.51)	(0.52)	(0.49)		(0.64)
Net asset value, end of period	$7.50	$7.51	$8.66	$8.77	$8.98		$9.17
Market value, end of period	$7.15	$7.13	$8.00	$8.01	$8.13		$8.55
Selected Information
Total return, net asset value [1]	9.64%	(7.68)%	4.68%	3.62%	3.86	% [4]	9.02%
Total return, market value [2]	10.70%	(4.61)%	6.32%	5.23%	0.85	% [4]	7.71%
Net assets at end of period (in millions)	$71	$71	$82	$83	$85		$87
Ratio of expenses to average weekly net assets excluding interest expense before fee reimbursements	1.06%	1.01%	0.98%	0.97%	0.96	% [5]	0.93%
Ratio of expenses to average weekly net assets excluding interest expense after fee reimbursements	1.06%	1.01%	0.98%	0.97%	0.96	% [5]	0.93%
Ratio of expenses to average weekly net assets before fee reimbursements	1.56%	2.22%	2.27%	2.26%	1.62	% [5]	1.23%
Ratio of expenses to average weekly net assets after fee reimbursements	1.56%	2.22%	2.27%	2.26%	1.62	% [5]	1.23%
Ratio of net investment income to average weekly net assets before fee reimbursements	9.55%	6.38%	5.70%	5.97%	6.35	% [5]	7.00%
Ratio of net investment income to average weekly net assets after fee reimbursements	9.55%	6.39%	5.70%	5.96%	6.35	% [5]	7.00%
Portfolio turnover rate	140%	59%	107%	80%	168%		193%
Amount of borrowings outstanding at end of period (in millions)	$19	$23	$16	$27	$23		$22
Per-share amount of borrowings outstanding at end of period	$2.06	$2.39	$1.73	$2.90	$2.45		$2.28
Per-share amount of net assets, excluding borrowings, at end of period	$9.56	$9.90	$10.39	$11.67	$11.43		$11.45
Asset coverage ratio [3]	464%	414%	600%	403%	467%		502%

1  Assumes reinvestment of distributions at net asset value.

2  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

3  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

4  Total return has not been annualized.

5  Annualized.

The accompanying notes are an integral part of the financial statements.

American Income Fund 2009 Annual Report

Notes to FINANCIAL STATEMENTS

(1) Organization
   American Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in fixed-income securities, primarily in mortgage-backed securities. The fund also invests in other debt securities, such as collateralized mortgage obligations (CMOs) and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The fund will invest at least 65% of its total assets in investment-grade securities under normal market conditions. No more than 35% of the fund's total assets may be held in high-yield issues. The fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets. Fund shares are listed on the New York Stock Exchange under the symbol MRF.

(2) Summary of Significant Accounting Policies
   Security Valuations

Security valuations for the fund's investments are furnished by an independent pricing service that has been approved by the fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund's board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. ("FAF Advisors"), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating

American Income Fund 2009 Annual Report

Notes to FINANCIAL STATEMENTS

to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of August 31, 2009, the fund held no internally fair valued securities.

The fund adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements ("FAS 157") and FASB Staff Position 157-4 ("FSP 157-4"). FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. FAS 157 requires the fund to classify its securities based on valuation method, using the following three levels:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there are limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management's fair value procedures established by the fund's board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of August 31, 2009, the fund's investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments in Securities
High Yield Corporate Bonds	$—	$22,156,930	$345,144	$22,502,074
U.S. Governement Agency Mortgage-Backed Securities	—	35,020,068	—	35,020,068
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	25,514,380	510,300	26,024,680
Collateralized Mortgage Obligation – U.S. Agency Mortgage-Backed Securities	—	325,782	—	325,782
Asset-Backed Securities	—	11,834,776	—	11,834,776
Investment Grade Corporate Bonds	—	4,491,525	—	4,491,525
Convertible Securities	255,750	294,375	—	550,125
Preferred Stocks	938,360	—	—	938,360
Municipal Bond	—	609,263	—	609,263
Short-Term Investments	277,096	319,522	—	596,618
Total Investments	$1,471,206	$100,566,621	$855,444	$102,893,271

American Income Fund 2009 Annual Report

As of August 31, 2009, the fund's investments in other financial instruments* were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Futures Contracts Outstanding	$(88,784)	$—	$—	$(88,784)
Credit Default Swaps	—	142,299	—	142,299
Total Other Financial Instruments	$(88,784)	$142,299	$—	$53,515

*Other financial instruments are derivative instruments such as futures and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of August 31, 2008	$1,445,993
Accrued discounts/premiums	29,757
Realized gain (loss)	(120,311)
Net change in unrealized appreciation or depreciation	105,197
Net purchases (sales)	(676,593)
Net transfers in and/or (out) of Level 3	71,401
Balance as of August 31, 2009	$855,444
Net change in unrealized appreciation depreciation of Level 3 investments as of August 31, 2009	$62,284

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the fund are distributed to shareholders at least annually. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock.

Federal Taxes

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of August 31, 2009, the fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, expiration of capital loss carry forwards, paydown gains and losses,

American Income Fund 2009 Annual Report

Notes to FINANCIAL STATEMENTS

and the tax recognition of mark-to-market gains and losses on open futures contracts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statement of Assets and Liabilities, the following reclassifications were made:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Losses)	Additional Paid-in Capital (Reduction)
$(354,000)	$1,016,186	$(662,186)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008, were as follows:

	8/31/09	8/31/08
Distributions paid from:
Ordinary income	$5,927,798	$4,920,923

At August 31, 2009, the components of accumulated earnings (deficits) on a tax basis were as follows:

Undistributed ordinary income	$354,950
Accumulated capital and post-October losses	(8,950,698)
Unrealized depreciation	(7,391,392)
Other accumulated loss	(57,115)
Accumulated deficits	$(16,044,255)

For federal income tax purposes, the fund had capital loss carryovers at August 31, 2009, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as follows:

Capital Loss Carryover	Expiration
$3,362,188	2010
176,811	2015
107,232	2016
2,583,654	2017
$6,229,885

For the year ended August 31, 2009, $662,186 of capital loss carryover expired unused.

The fund incurred losses of $2,720,813 for tax purposes for the period from November 1, 2008 to August 31, 2009. As permitted by tax regulations, the fund intends to elect to defer and treat the losses as arising in the fiscal year ending August 31, 2010.

American Income Fund 2009 Annual Report

Derivatives

The fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities ("FAS 161"), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 ("FAS 133-1"). FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities ("FAS 133").

FAS 161 provides enhanced disclosures about the fund's use of and accounting for derivative instruments and the effect of derivative instruments on the fund's results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund's derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund's derivatives are not considered to be hedging instruments under FAS 133.

FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity's financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative's underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of August 31, 2009, the fund had outstanding futures contracts as disclosed in the Schedule of Investments.

American Income Fund 2009 Annual Report

Notes to FINANCIAL STATEMENTS

Swap Agreements

The fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into credit default, interest rate, and total return swap agreements to manage exposure to credit and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the funds are included as part of interest from unaffiliated investments on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

The fund is subject to credit risk in the normal course of pursuing its investment objective. The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the reference entity or index. As a seller of protection on credit default swap agreements, the fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to its portfolio because, in addition to its total net assets, a fund would be subject to investment exposure on the notional amount of the swap.

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity, other deliverable obligations or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index. If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference entity, other deliverable obligations or underlying securities comprising the reference index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery

American Income Fund 2009 Annual Report

value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference entity. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a fund owns or has exposure to the reference entity) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific reference entity as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference entity. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the reference entity or to take an active long or short position with respect to the likelihood of a particular reference entity's default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The fund may hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of

American Income Fund 2009 Annual Report

Notes to FINANCIAL STATEMENTS

period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of August 31, 2009 for which the fund is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective reference entity or index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same reference entity or entities.

The fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the fund may enter into interest rate swap contracts. Interest rate swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap", (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor", (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets. The funds maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund's exposure to the counterparty. As of August 31, 2009, the fund had no outstanding interest rate swap agreements.

Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To

American Income Fund 2009 Annual Report

the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. As of August 31, 2009, the Fund had no outstanding total return swap agreements.

Options Transactions

The fund may utilize options in an attempt to manage market or business risk or enhance its yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of August 31, 2009, the fund had no written or purchased options outstanding.

For the fiscal year ended August 31, 2009, the quarterly average gross notional amounts of the derivatives held by the fund were $14,333,950 for futures held short and $3,893,600 for credit default swaps.

As of August 31, 2009, the fund's asset and liability values of derivative instruments categorized by risk exposure were classified as follows:

Asset Derivatives	Statement of Assets and Liabilities Location	Value
Credit Contracts	Receivables, Net Assets–Unrealized Appreciation	$142,299
Balance as of August 31, 2009		$142,299
Liability Derivatives		Value
Interest Rate Contracts	Payables, Net Assets–Unrealized Depreciation*	$88,784
Balance as of August 31, 2009		$88,784

* Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes to the fund's Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

American Income Fund 2009 Annual Report

Notes to FINANCIAL STATEMENTS

The effect of derivative instruments on the Statement of Operations for the fiscal year ended August 31, 2009:

Amount of realized gain (loss) on derivatives recognized in income:

	Futures	Swaps	Total
Interest Rate Contracts	$(1,053,276)	$—	$(1,053,276)
Credit Contracts	—	(523,877)	(523,877)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

	Futures	Swaps	Total
Interest Rate Contracts	$(95,555)	$—	$(95,555)
Credit Contracts	—	309,005	309,005

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2009, the fund had when-issued or forward-commitment securities outstanding with a total cost of $13,701,650.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "rollover" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the year ended August 31, 2009, the fund had no dollar roll transactions.

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund's board of directors as reflecting fair value. The fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the fund's board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including rule 144A securities, are not subject to the limitation on a fund's investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the fund's board of directors. As of August 31, 2009, the fund held 21 illiquid securities, the value of which was $9,617,861, which represents 13.6% of total net assets.

American Income Fund 2009 Annual Report

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Securities	Par	Date Acquired	Cost Basis
Bear Stearns Commercial Mortgage Securities, Series 2007-T28,
Class D, 6.18%, 9/11/42	$475,000	10/07	$450,431
California Federal Bank of Los Angeles, Series 1991-CI2, Class A, 6.15%, 7/15/21	11,059	7/93	3,684
Citicorp Mortgage Securities, Series 2004-5, Class B3, 5.30%, 8/25/34	3,030,105	9/04	1,226,914
Goldman Sachs Mortgage Loan Trust,
5.05%, 1/25/35, Series 2005-AR1, Class B1	1,339,123	5/06	1,302,663
6.89%, 3/25/43, Series 2003-1, Class B2	1,687,521	5/03	1,812,848
Goldman Sachs Mortgage Loan Trust, Series 2005-4F, Class B1, 5.73%, 5/25/35	2,517,743	5/06	1,258,986
Impac Secured Assets Corporation, Series 2000-3, Class M1, 8.00%, 10/25/30	633,346	3/08	541,425
Intertape Polymer US, 8.50%, 8/1/14	150,000	4/08	133,099
JP Morgan Chase Commercial Mortgage Securities, Series 2005-LDP5, Class B, 5.50%, 12/15/44	425,000	10/07	411,719
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class C, 5.30%, 7/12/38	500,000	10/07	478,053
Morgan Stanley Capital I, Series 2005-HQ6, Class B, 5.15%, 8/13/42	445,000	10/07	425,679
Nomura Asset Acceptance Corporation, Series 2004-R2, Class B1, 6.74%, 10/25/34	1,031,058	9/04	1,066,663
Prime Mortgage Trust, Series 2004-2, 5.04%, 11/25/19, Class B2	320,911	11/04	317,462
5.04%, 11/25/19, Class B3	240,497	11/04	234,202
Residential Accredit Loans, 5.00%, 6/25/18, Series 2003-QS12, Class M1	736,000	11/05	722,695
5.00%, 9/25/19, Series 2004-QS13, Class M3	289,671	9/08	132,603
Residential Asset Mortgage Products, 7.33%, 4/25/31, Series 2003-SL1, Class M2	898,167	10/03	937,022
Washington Mutual MSC Mortgage Pass-Through Certificates, 7.46%, 4/25/33, Series 2003-MS9, Class CB2	335,144	11/03	351,674
Wells Fargo Mortgage-Backed Securities Trust, 4.72%, 7/25/19, Series 2004-7, Class B2	536,584	8/04	525,260
4.72%, 7/25/19, Series 2004-7, Class B3	402,619	8/04	386,731
Washington Mutual Master Note Trust, Series 2007-C1, Class C1, 0.67%, 5/15/14	1,000,000	8/07	963,690

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund and are subject to the fund's overall restriction on borrowing, under which it must maintain asset coverage of at least 300%. For the year ended August 31, 2009, the weighted average borrowings outstanding were $21,640,873. The weighted average interest rate paid by the fund on such borrowings was 1.45%.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the

American Income Fund 2009 Annual Report

Notes to FINANCIAL STATEMENTS

repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2009, the fund had no outstanding repurchase agreements.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, as designated by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the fund. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Fiscal Year End

Management has evaluated fund related events and transactions that occurred subsequent to August 31, 2009, through October 23, 2009, the date of issuance of the fund's financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the fund's financial statements.

(3) Fees and Expenses
   Investment Advisory Fees

Pursuant to an investment advisory agreement (the "Agreement"), FAF Advisors, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.65% of the fund's average weekly net assets. For its fee, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are a series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the fund and the related money market funds, FAF Advisors will reimburse the fund an amount equal to that portion of FAF Advisors' investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as "Fee reimbursements" in the Statement of Operations.

Administrative Fees

FAF Advisors serves as the fund's administrator pursuant to an administration agreement between FAF Advisors and the fund. Under this administration agreement, FAF Advisors receives a monthly administrative fee equal to an annualized rate of 0.10% of the fund's average weekly net assets. For its fee, FAF Advisors provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

American Income Fund 2009 Annual Report

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund equals an annual rate of 0.005% of average weekly net assets. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund's custodian expenses. These credits, if any, are disclosed as "Indirect payments from custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the year ended August 31, 2009, custodian fees were increased by $75 as a result of overdrafts and reduced by $5 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, and custodian fees the fund is responsible for paying most other operating expenses, including: legal, auditing and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors' fees and expenses, insurance, interest, taxes, and other miscellaneous expenses. For the year ended August 31, 2009, legal fees and expenses of $4,944 were paid to a law firm of which an Assistant Secretary of the fund is a partner.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all the funds within the First American Family of Funds, or a combination of both methods.

(4) Investment Security Transactions
   Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2009, aggregated $132,551,644 and $126,517,951, respectively.

(5) Indemnifications
   The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

American Income Fund 2009 Annual Report

Report of Independent Registered PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
American Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Income Fund, Inc. (the "fund"), including the schedule of investments, as of August 31, 2009, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Income Fund, Inc., at August 31, 2009, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 23, 2009

American Income Fund 2009 Annual Report

Notice to SHAREHOLDERS (unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan is a convenient way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. ("Computershare"), the plan agent.

Eligibility/Participation

If you hold shares of the fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

Plan Administration

If you participate in the plan, you will receive the equivalent in shares of the fund as follow: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the fund's net asset value, participants will be issued fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the fund's shares before the plan agent has completed its purchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the fund.

There is no direct charge for the reinvestment of dividends and capital gains, since Computershare's fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to Computershare, or by calling Computershare at 800.426.5523. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm's name, you should contact your investment professional to terminate your participation.

American Income Fund 2009 Annual Report

Notice to SHAREHOLDERS (unaudited)

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions
(the fund designates the following as ordinary income)

Payable Date	Amount
September 24, 2008	$0.04750
October 22, 2008	0.04750
November 26, 2008	0.04900
December 17, 2008	0.04900
January 12, 2009	0.04900
February 18, 2009	0.05250
March 25, 2009	0.05250
April 22, 2009	0.05250
May 20, 2009	0.05500
June 24, 2009	0.05500
July 22, 2009	0.05750
August 26, 2009	0.06000
Total	$0.62700

Shareholder Notification of Federal Tax Status:

The fund designates 0.88% of the ordinary income distributions during the fiscal period ended August 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.09% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2009 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for the fund was 98.80%. The percentage of taxable ordinary income distributions that are designated as short term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fund was 0.00%.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities is available at firstamericanfunds.com and on the Securities and Exchange Commission's website at www.sec.gov. A description of the fund's policies and procedures is also available without charge upon request by calling 800.677.FUND.

American Income Fund 2009 Annual Report

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Form N-Q is available without charge (1) upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission's website at www.sec.gov. In addition, you may review and copy the fund's Form N-Q at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter-end.

CERTIFICATIONS

In December 2008, the fund's Chief Executive Officer submitted to the New York Stock Exchange ("NYSE") his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the fund's Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the 1940 Act were filed with the fund's Form N-CSR filing and are available on the Securities and Exchange Commission's website at www.sec.gov.

APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund (the "Board"), which is comprised entirely of independent directors, oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund's advisory agreement with FAF Advisors, Inc. ("FAF Advisors").

At a meeting on May 5-7, 2009, the Board considered information relating to the Fund's investment advisory agreement with FAF Advisors (the "Agreement"). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with its consideration. At a subsequent meeting on June 16-18, 2009, the Board concluded its consideration of and approved the Agreement through June 30, 2010.

In considering the Agreement, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors' services to the Fund, (2) the investment performance of the Fund, (3) the profitability of FAF Advisors related to the Fund, including an analysis of FAF Advisors' cost of providing services and comparative expense information, and (4) other benefits that accrue to FAF Advisors through its relationship with the Fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board noted, however, that because the Fund is a closed-end fund its size would increase only as a result of any appreciation of its portfolio holdings and if it issues shares in connection with dividend reinvestments. The Board therefore determined that a consideration of economies of scale was not relevant to its evaluation of the Agreement. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Agreement.

Before approving the Agreement, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded

American Income Fund 2009 Annual Report

Notice to SHAREHOLDERS (unaudited)

that the Agreement is fair and in the best interests of the Fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to the Fund. The Board reviewed FAF Advisors' key personnel who provide investment advisory services to the Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors' duties with respect to the Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund's sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors' representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Fund's Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, quality and extent of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Fund

The Board considered the performance of the Fund on a gross-of-expenses basis, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the Fund performed versus its benchmark index. All periods considered by the Board ended February 28, 2009, unless otherwise noted.

The Board noted that the Fund underperformed its benchmark index and its performance universe median for the one-, three-, five- and ten-year periods. The Board considered FAF Advisors' assertion that the Fund's underperformance was primarily due to the underperformance of its holdings in non-agency mortgage-related securities and in high-yield corporate bonds in the past fiscal year, but that FAF Advisors expects a high degree of recovery as markets normalize. In that regard, the Board noted that the Fund was in the 12th percentile of its performance universe for the quarter ended March 31, 2009. The Board also considered FAF Advisors' assertion that the Fund recently has established higher levels of leverage and income. In light of the Fund's improved performance, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement. The Board also concluded that it will closely monitor the performance of this Fund.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors' costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with the Fund. The Board compared fee and expense information for the Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by FAF Advisors and for private accounts managed by FAF Advisors. The Board found that while the management fees for FAF Advisors' institutional separate accounts are generally lower than the management fees charged by FAF Advisors to funds, funds receive additional services from FAF Advisors that separate accounts do not receive.

American Income Fund 2009 Annual Report

Using information provided by an independent data service, the Board also evaluated the Fund's advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy and the Fund's total expense ratio compared to the median total expense ratio of comparable funds. The Board noted that the Fund's advisory fee and total expense ratio were both lower than the peer group median advisory fee and median total expense ratio. The Board concluded that the Fund's advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Fund, the Board noted that FAF Advisors and certain of its affiliates serve the Fund in various capacities, including as investment advisor, administrator and custodian, and receive compensation from the Fund in connection with providing services to the Fund. The Board considered that each service provided to the Fund by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the interest of the Fund and its shareholders.

American Income Fund 2009 Annual Report

Notice to SHAREHOLDERS (unaudited)

Directors and Officers of the Fund

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000	Director, Charterhouse Group Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; Trustee, National Jewish Health; Board Member/Co-founder, Shades of Blue, an aviation-related youth development organization; Vice President and Chief Operating Officer, Cargo-United Airlines, from July 2001 until retirement in November 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since September 2003	Investment consultant and non-profit board member since 2001; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2006	Retired; Principal from 1983 to 2004, William Blair & Company LLC, a Chicago-based investment firm	First American Funds Complex; twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since August 2001	Owner & Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions, and non-profit board member since 2005.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair of MRF's board since 2000. Director of MRF since October 2000	Governance Consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Chair, St. Paul Riverfront Corporation, since 2005	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

American Income Fund 2009 Annual Report

Independent Directors—concluded

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

American Income Fund 2009 Annual Report

Notice to SHAREHOLDERS (unaudited)

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of MRF since February 2001	Chief Executive Officer of FAF Advisors, Inc., Chief Investment Officer of FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of MRF since October 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of MRF since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of MRF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director and Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MRF since February 2005	Chief Compliance Officer, First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of MRF since December 2008 and from September 2006 through August 2008	Compliance Manager, FAF Advisors, Inc., since June 2006; prior thereto, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006; prior thereto, Senior Systems Helpdesk Analyst, Wachovia Retirement Services

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of MRF since December 2004; prior thereto, Assistant Secretary of MRF since October 2000	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis based law firm

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since December 2004; prior thereto, Secretary of MRF since June 2002; Assistant Secretary of MRF from September 1999 to June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis based law firm

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc.

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since February 2009	Counsel, FAF Advisors, Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York City based law firm, from September 2005 to January 2009

*Messrs. Schreier, Wilson, Gariboldi, Lui, Mitchell, Ertel, and Kremenak, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment advisor for the fund.

American Income Fund 2009 Annual Report

BOARD OF DIRECTORS

Virginia Stringer

Chairperson of American Income Fund, Inc.
Governance Consultant; Chair of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of American Income Fund, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of American Income Fund, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of American Income Fund, Inc.
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of American Income Fund, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of American Income Fund, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of American Income Fund, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of American Income Fund, Inc.
Owner and President of Strauss Management Company

James Wade

Director of American Income Fund, Inc.
Owner and President of Jim Wade Homes

American Income Fund's Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Income Fund

2009 Annual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2009 0285-09 MRF-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)                      Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $26,954 in the fiscal year ended August 31, 2009 and $22,875 in the fiscal year ended August 31, 2008, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)                     Audit-Related Fees — E&Y billed the registrant audit-related fees totaling $5,630 in the fiscal year ended August 31, 2009 and $2,156 in the fiscal year ended August 31, 2008, including fees associated with the semi-annual review of fund disclosures.

(c)                      Tax Fees - E&Y billed the registrant fees of $5,068 in the fiscal year ended August 31, 2009 and $11,065 in the fiscal year ended August 31, 2008 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)                     All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2009 and August 31, 2008.

(e)(1)        The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  Seed audits (related to new product filings, as required)

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance, and

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)        All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)                        All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                     The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $169,811 in the fiscal year ended August 31, 2009 and $163,384 in the fiscal year ended August 31, 2008.

(h)                     The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)                      The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)                     Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, FAF Advisors, Inc. (“FAF Advisors”). The proxy voting policies and procedures of FAF Advisors are as follows:

General Principles

FAF Advisors, Inc. (“FAF Advisors”) is the investment adviser for the First American family of mutual funds (the “Funds”) and for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon FAF Advisors complete discretion to vote proxies.  It is FAF Advisors’ duty to vote proxies in the best interests of its clients. In voting proxies, FAF Advisors also seeks to maximize total investment return for its clients.

In the event that FAF Advisors contracts with another investment adviser to act as a sub-adviser for a Client Account, FAF Advisors may delegate proxy voting responsibility to the sub-adviser. Where FAF has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies. FAF Advisors will approve a sub-adviser’s proxy voting policies, and will review these policies at least annually.

FAF Advisors’ Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors’ Proxy Voting Administration Committee (“PVAC”). The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors’ exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors’ positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS’ policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

Procedures

A.  Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors’ proxy voting service, ISS. ISS apprises FAF Advisors of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as FAF Advisors’ proxy voting record keeper and generates reports on how proxies were voted.

B.  Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, FAF Advisors recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS’ policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote. The PVAC shall receive voting direction from the Head of Equity Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of its own with respect to the specific proxy vote.

If the PVAC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.               Obtaining instructions from the affected client(s) on how to vote the proxy;

2.               Disclosing the conflict to the affected client(s) and seeking their consent to permit FAF Advisors to vote the proxy;

3.               Voting in proportion to the other shareholders;

4.               Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

5.               Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors’ Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to FAF Advisors’ Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.  Proxy Vote Override

From time to time, a Portfolio Manager may initiate action to override the ISS recommendation for a particular vote. Any such override shall be reviewed by FAF Advisors’ Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.  If a material conflict exists the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.  Securities Lending

In order to generate incremental revenue, some clients may participate in U.S. Bank’s securities lending program.  If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date.  A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time.  Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

Portfolio Managers and/or Analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and Analysts.

E.  Proxy Voting for ERISA Clients

In the event that a proxy voting issue arises for an ERISA client, FAF Advisors is prohibited from voting shares with respect to any issue advanced by a party in interest, such as U.S. Bancorp or any of the First American Funds.

F.  Proxy Voting Records

As required by Rule 204-2 of the Investment Company Act of 1940, FAF Advisors shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from the advisor to either a written or oral request; and (5) any documents prepared by the advisor that were material to making a proxy voting decision or that memorialized the basis for the decision.  FAF Advisors may rely on ISS to make and retain on our behalf records pertaining to the rule.

Each sub-advisor shall be responsible for making and retaining all proxy voting records required by the rule and shall provide them to FAF Advisors upon request.

G.  Fund of Funds Provision

In instances where FAF Advisors provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund.  If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H.  Review and Reports

The PVAC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-advisor), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVAC. The PVAC shall review the schedule at least annually.

The PVAC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

I.  Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the Funds’ website at www.firstamericanfunds.com and/or on the SEC’s website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

FAF Advisors’ institutional and separately managed account clients can contact their relationship manager for more information on FAF Advisors’ policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and FAF Advisors’ vote.

J.  Form N-PX

FAF Advisors will cause Form N-PX to be filed with the Securities and Exchange Commission, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 15, 2009

1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•                  Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                  The tenure of the audit firm;

•                  The length of rotation specified in the proposal;

•                  Any significant audit-related issues at the company;

•                  The number of Audit Committee meetings held each year;

•                  The number of financial experts serving on the committee; and

•                  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director(1) Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(2) from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

•                  Degree to which absences were due to an unavoidable conflict;

•                  Pattern of absenteeism; and

•                  Other extraordinary circumstances underlying the director’s absence;

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

(1) RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

(2) In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•                  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•                  The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•                  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•                  The non-audit fees paid to the auditor are excessive;

•                  The company receives an adverse opinion on the company’s financial statements from its auditor; or

•                  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•                  There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•                  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•                  The company has backdated options (see “Options Backdating” policy);

•                  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•                  presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•                  serves as liaison between the chairman and the independent directors;

•                  approves information sent to the board;

•                  approves meeting agendas for the board;

•                  approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•                  has the authority to call meetings of the independent directors;

•                  if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                  Two-thirds independent board;

•                  All independent key committees;

•                  Established governance guidelines;

•                  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•                  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•                  Egregious compensation practices;

•                  Multiple related-party transactions or other issues putting director independence at risk;

•                  Corporate and/or management scandals;

•                  Excessive problematic corporate governance provisions; or

•                  Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance.

Problematic provisions include but are not limited to:

•                  a classified board structure;

•                  a supermajority vote requirement;

•                  majority vote standard for director elections with no carve out for contested elections;

•                  the inability of shareholders to call special meetings;

•                  the inability of shareholders to act by written consent;

•                  a dual-class structure; and/or

•                  a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•                  The election of fewer than 50% of the directors to be elected is contested in the election;

•                  One or more of the dissident’s candidates is elected;

•                  Shareholders are not permitted to cumulate their votes for directors; and

•                  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20% trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•                  the trigger (NOL pills generally have a trigger slightly below 5%);

•                  the value of the NOLs;

•                  the term;

•                  shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•                  other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:

•                  Reasons for reincorporation;

•                  Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•                  Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•                  Specific reasons/ rationale for the proposed increase;

•                  The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•                  The board’s governance structure and practices; and

•                  Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•                  Specific reasons/ rationale for the proposed increase;

•                  The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•                  The board’s governance structure and practices; and

•                  Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•                  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•                  The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•                  The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•                  The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•                  Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•                  Excessive perks/tax reimbursements:

•                  Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

•                  Reimbursement of income taxes on executive perquisites or other payments;

•                  Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•                  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure

•                  Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•                  Egregious pension/SERP (supplemental executive retirement plan) payouts:

•                  Inclusion of additional years of service not worked that result in significant payouts;

•                  Inclusion of performance-based equity awards in the pension calculation;

•                  New CEO with overly generous new hire package:

•                  Excessive “make whole” provisions;

•                  Any of the poor pay practices listed in this policy;

•                  Excessive severance and/or change in control provisions:

•                  Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

•                  Payments upon an executive’s termination in connection with performance failure;

•                  Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

•                  New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

•                  Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

•                  New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

•                  Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•                  Dividends or dividend equivalents paid on unvested performance shares or units;

•                  Poor disclosure practices:

•                  Unclear explanation of how the CEO is involved in the pay setting process;

•                  Retrospective performance targets and methodology not discussed;

•                  Methodology for benchmarking practices and/or peer group not disclosed and explained;

•                  Internal Pay Disparity:

•                  Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•                  Options backdating (covered in a separate policy);

•                  Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•                  Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•                  Evaluation of peer groups used to set target pay or award opportunities;

•                  Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•                  Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•                  Balance of fixed versus performance-driven pay;

•                  Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•                  Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•                  Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•                  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•                  Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•                  Rationale for the re-pricing—was the stock price decline beyond management’s control?

•                  Is this a value-for-value exchange?

•                  Are surrendered stock options added back to the plan reserve?

•                  Option vesting—does the new option vest immediately or is there a black-out period?

•                  Term of the option—the term should remain the same as that of the replaced option;

•                  Exercise price—should be set at fair market or a premium to market;

•                  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.

The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.

Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•                  Rigorous stock ownership guidelines, or

•                  A holding period requirement coupled with a significant long-term ownership requirement, or

•                  A meaningful retention ratio,

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•                  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•                  Whether adoption of the proposal is likely to enhance or protect shareholder value;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•                  What other companies have done in response to the issue addressed in the proposal;

•                  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•                  The company’s business and the proportion of it affected by the resolution;

•                  The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•                  Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•                  The nature of the company’s business and the potential for reputational and market risk exposure;

•                  The existing disclosure of relevant policies;

•                  Deviation from established industry norms;

•                  The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•                  Whether the proposal focuses on specific products or geographic regions; and

•                  The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•                  The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•                  The company’s level of disclosure is at least comparable to that of industry peers; and

•                  There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•                  Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•                  The company’s current level of disclosure on lobbying strategy, and

•                  The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•                  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•                  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•                  The degree to which existing relevant policies and practices are disclosed;

•                  Whether or not existing relevant policies are consistent with internationally recognized standards;

•                  Whether company facilities and those of its suppliers are monitored and how;

•                  Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•                  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•                  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•                  The scope of the request; and

•                  Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•                  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•                  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)        Chris J. Neuharth, CFA, and John T. Fruit, CFA, are co-managers of the registrant’s portfolio.  Mr. Neuharth is responsible for the management of the mortgage-backed securities portion of the portfolio. Mr. Fruit is responsible for the management of the high-yield portion of the registrant’s portfolio.

Mr. Neuharth, Senior Fixed-Income Portfolio Manager, began working in the financial industry in 1981 and rejoined FAF Advisor, Inc. (the “Adviser”) in 2000.

Mr. Fruit, Senior Fixed-Income Portfolio Manager, began working in the financial industry in 1988 and joined the Adviser in 2001.

(a)(2)        The following table shows, as of the fiscal year ended August 31, 2009, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
John T. Fruit	Registered Investment Company	1	$273.1 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Chris J. Neuharth	Registered Investment Company	8	$3.6 billion	0	$0
	Other Pooled Investment Vehicles	1	$1.0 billion	0	$0
	Other Accounts	11	$1.2 billion	1	$154 million

The registrant’s portfolio managers often manage multiple accounts.  The Adviser has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

(a)(3)        Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter.  The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s blended benchmark (25% Lehman High Yield Index/75% Lehman Government Mortgage Index). Generally, the threshold for payment of an annual cash incentive is blended benchmark performance and the maximum annual cash incentive is attained at a spread over the blended benchmark which the Adviser believes will, over time, deliver top quartile performance.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Adviser.  Long-term incentive payments are comprised of two components: (i) performance equity units of the Adviser and (ii) U.S. Bancorp options and restricted stock.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

(a)(4)        The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal year ended August 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
John T. Fruit	$0

Chris J. Neuharth	$10,000 - $50,000

(b)       Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)                      The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)                     There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)        Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)        Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3)   Not applicable.

(b)                     Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Income Fund, Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: October 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: October 29, 2009

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: October 29, 2009